FPA CAPITAL FUND, INC.

                                                             SEMI-ANNUAL REPORT

  [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064                             SEPTEMBER 30, 1999

                             OFFICERS AND DIRECTORS


DIRECTORS

Willard H. Altman
DeWayne W. Moore
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
     CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER




INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 1999. Your Fund's net asset value (NAV) per share closed at $32.30. The NAV reflects a distribution of $0.99 on July 8, 1999, to shareholders of record on June 30, 1999. This distribution included a $0.16 income dividend and an $0.83 capital gains distribution, $0.68 of which was short-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



                                                     AVERAGE ANNUAL TOTAL RETURN
                                                  PERIODS ENDED SEPTEMBER 30, 1999
                                               ---------------------------------------
                                               1 YEAR          5 YEARS        10 YEARS
                                               ------          -------        --------
FPA Capital Fund,
  Inc. (NAV)................................   25.16%*         20.11%*          17.28%*
FPA Capital Fund, Inc.
  (Net of Sales Charge).....................   17.02%++        18.51%++         16.49%++
Lipper Mid-Cap Value Fund
  Average...................................   14.10%          13.16%           10.98%
Russell 2000................................   19.07%          12.38%           10.93%
Standard & Poor's
  500 Stock Index...........................   27.80%          25.03%           16.82%

     The Fund's six-month return, which includes both the changes in NAV and the reinvestment of distributions paid, was 9.41%*. This compares with total returns of 3.96% for the Lipper Average, 8.25% for the Russell 2000, and 0.36% for the S&P 500. On a calendar year-to-date basis, these same comparisons are: 6.94%* for FPA Capital Fund; -1.26% for the Lipper Average; 2.38% for the Russell 2000; and 5.36% for the S&P 500.

COMMENTARY

     Your Fund's relative performance improved for the six-month, year-to-date, and one-year periods versus the major indices and the Lipper Average. The Fund widened its performance spread over that of the Russell 2000 and narrowed its underperformance versus the S&P 500 since our March 1999 Letter to Shareholders. This is encouraging because a large measure of this improved performance emanated from many of our new holdings added last year. A takeover of Marshall Industries by Avnet, Inc., at a price approximately double the last sale, contributed to the performance results.

     We would like you to note that the Lipper Average is a different average from that used in our March 1999 Letter to Shareholders. Lipper recently changed its mutual fund categories and the one that we were previously using is no longer in existence. According to their new classification methodology, Lipper determined that your Fund should be included in the Mid-Cap Value segment. As you know, we have emphasized the investment in small- to medium-sized companies based upon market capitalization (common shares outstanding multiplied by the price of the stock). Should our investments prove to be successful, many of these smaller companies can become medium- to large-sized over time. Depending upon when the portfolio is measured, this descriptive calculation can vary over time. You should be assured that our style is not changing. As some of these larger company holdings are recycled into new and smaller companies, the average and median market capitalization of the portfolio can change dramatically.

     The stock market continues to be very challenging. Small-cap stocks started to outperform early in the second quarter, but then the entire market began a broad-based decline in the September quarter as interest rates rose. Unless one was invested in a limited number of large-cap stocks and some selected technology stocks, it was difficult to make any headway. In essence, the market continues to be narrowly focused. According to a recent study by the brokerage firm Sanford C. Bernstein & Co., the top quintile of price momentum

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the maximum sales charge of 6.5% of the offering price stocks has generated 73% of the S&P 500 returns, which compares to 51% last year and an average of 31% since 1959. On average, 56% to 67% of small-, mid- and large-cap stocks are down for the year through September. What is interesting is that 58% of the stocks in the S&P Small Cap Index are down at least 20% from their highs for the twelve months ended September, and this is measuring from almost the low of last year. Comparing the S&P Small Cap Index to the S&P 500 for this same time period, 25% of the small-cap stocks are down at least 40% versus only 12% for the large-cap stocks. The better performance continues to come generally from growth-oriented companies with a technology emphasis. This is not a new trend. The October 11 issue of BARRON'S shows that the top ten mutual funds for ten years were growth funds. Eight of the ten are technology sector funds. The number one fund is Fidelity Select Electronics. Over the years, I have noticed that whenever a sector fund rises to the top for ten years, it generally is a caution sign, "Beware, this sector could be hazardous to your investing health." This simple observation caught the peaks in energy, biotech, healthcare, and financial services. It will be interesting to see what happens from here.

     Two years ago our stock market analysis indicated that equity investment returns were probably going to migrate to the 5% to 7% range. This conclusion was based upon the idea that stock prices could not continue to escalate at rates faster than profitability growth, unless one believed in ever expanding P/E ratios. It now appears that this trend is developing. For the past 2 3/4 years, the Russell 2000 has generated a 7.5% annual total return. Unfortunately, this has not been the case for larger-capitalization stocks. The S&P 500 achieved an annual total return of 24% for this same period. However, this trend appears to be changing since the S&P 500's total return for this year through September 30 is only 5.4%. We will keep you apprised as to how this trend unfolds.

     Since the long-term Treasury bond's yield moved above 6%, the stock market has had great difficulty moving forward. It has been our opinion that a long-term Treasury bond yield of more than 6% would start to become very competitive to the potential returns from common stocks. The dramatic rise in bond yields this year is verging on the second worst performance year for bonds. In light of this, my associate Tom Atteberry did a study of the total returns from stocks for the periods ended three, six, and twelve months after a rise in yield of 30% or more for the ten-year Treasury bond. In each case, the total return was only modestly positive or quite negative. As the time period lengthened, the variation became wider with a positive bias. The ten-year Treasury bond yield has now risen 45% from its low and is coming close to matching the record 53.5% rise in 1980.

     We are now seeing the emergence of economic recovery overseas, which should put further pressure on the Fed. We still do not see the economy slowing to any material degree. Inventory/sales ratios are at all-time low levels. We still have not seen the anticipated build-up of inventory because of Y2K concerns. Shortly, September data will be reported and if inventories do not show substantial growth, we will enter early next year with low inventories and high consumer confidence. This should bolster economic activity.

     Consumer spending will likely remain at high levels since, according to the Conference Board's survey, the consumer views the availability of jobs as plentiful and easy to get. Initial unemployment claims and growth in the labor force are at the lowest levels in forty years. The sluggishness in labor force growth appears to be more a function of the lack of qualified workers. Should this negative trend continue, an acceleration in unit labor costs may begin to emerge. Unless productivity remains high, employment cost inflation may start to erode corporate profit margins, should they not be able to pass these increased costs forward. We see these trends potentially impacting the Consumer Price Index (CPI). We believe this increases the likelihood that the CPI will remain at or above its average growth rate of 2.6%, for the twelve months ended August, for at least the next six months. These trends are likely to maintain upward pressure on interest rates. A key variable that can disrupt this expectation is the potential impact from Y2K. It would not surprise us to see a rally in the bond market helping to support stock prices before year-end. This possibility does not change our outlook for continued above-trend economic growth into next year and its potentially negative impact on interest rates.

     Despite this cautionary outlook for interest rates and the stock market, we are more optimistic now than six months ago about the opportunity to deploy your capital effectively. Our "bottom-up" computer screens for companies are now showing the highest levels of qualifiers since 1994-95. We see this outcome in the form of a two-tier stock market. A few large companies gather the majority of investor attention, while vast numbers of companies are being ignored. This is encouraging. As a result, we are deploying more capital into existing holdings, or we expect to add new positions. During the past six months, we increased our investment in six holdings while reducing our exposure in six companies. We also eliminated two holdings: Komag, Incorporated and Lam Research Corporation. We decided to sell Komag since its business continues to deteriorate and better alternative investment opportunities were available. Komag was a residual holding of a very profitable investment experience. We sold our Lam Research position because its price exploded to the upside. In our opinion, its valuation became far too expensive for us to maintain the investment. After quarter-end, we eliminated Seagate Technology, Inc. which was a long-term holding that has treated us extremely well. Again, we felt that too much of its valuation was being determined by investment holdings that were at valuation levels way beyond what we were willing to accept. We added one new position, Manpower Inc., the largest temporary help agency in the world. Manpower provides us with participation in the European economic recovery, since France accounts for approximately 40% of its business. We acquired our initial position at 13x earnings and 2.6x book value. Unfortunately for us, we were not able to acquire a full position. A slow and steady flow of redemptions, totaling 6% of the Fund's assets for the past six months, has made establishing new positions more difficult.

     After these adjustments, the portfolio continues to maintain a competitive valuation advantage over that of the market. At the end of September, the Fund's P/E and P/BV (Price/Book Value) ratios were 18.9x and 1.8x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 26.9x and 30.1x, while the P/BV ratios were 2.3x and 4.9x, respectively. Our companies are financially strong with a 28.4% average Total-Debt-to-Total-Capitalization ratio, which compares favorably to the 39.1% and 44.1% for the Russell 2000 and the S&P 500. The portfolio's median market capitalization was $468 million, while its weighted average market capitalization was $1.5 billion. The Russell 2000's median and average market capitalizations were $430 million and $800 million, while those of the S&P 500 were $7.5 billion and $106 billion, respectively. We thank you for your continued investment and support.



Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer
November 2, 1999

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 1999

                                                                Shares or
                                                                Principal
                                                                  Amount
                                                                ---------
NET PURCHASES
COMMON STOCKS
Champion Enterprises, Inc....................................    927,200 shs.
Conseco, Inc.................................................     29,645 shs.
Consolidated Stores Corporation..............................    275,000 shs.
Hutchinson Technology Incorporated...........................    463,200 shs.
Manpower Inc. (1)............................................    150,000 shs.
Marshall Industries..........................................     45,800 shs.



NET SALES

COMMON STOCKS
Comdisco, Inc ................................................    533,300 shs.
Horace Mann Educators Corporation ............................     36,200 shs.
Komag, Incorporated (2) ......................................  1,034,500 shs.
Lam Research Corporation (2) .................................    476,300 shs.
Ross Stores, Inc .............................................    246,200 shs.
Seagate Technology, Inc ......................................    303,200 shs.

CONVERTIBLE SECURITY
Lam Research Corporation--5% 2002 (2) ........................$ 3,474,000



(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

COMMON STOCKS                                                                                     Shares                    Value
------------------------------------------------------------------------------------------     ------------             ------------
TECHNOLOGY -- 33.2%
AVX Corporation ..................................................................                  625,000             $ 21,953,125
Arrow Electronics, Inc.* .........................................................                1,319,500               23,256,188
Exabyte Corporation*+ ............................................................                1,176,600                5,110,856
Hutchinson Technology Incorporated* ..............................................                  624,300               16,856,100
Keithley Instruments, Inc. .......................................................                  168,100                2,384,919
KEMET Corporation* ...............................................................                1,410,000               45,075,938
Marshall Industries*+ ............................................................                  850,000               31,025,000
Seagate Technology, Inc.* ........................................................                   75,000                2,310,938
Storage Technology Corporation* ..................................................                1,445,600               27,827,800
                                                                                                                        ------------
                                                                                                                        $175,800,864
                                                                                                                        ------------
RETAILING -- 23.9%
Consolidated Stores Corporation* .................................................                1,475,000             $ 32,542,188
Craig Corporation (Class "A")* ...................................................                  269,000                1,748,500
Good Guys, Inc., The* ............................................................                  441,300                2,813,287
Gymboree Corporation, The*+ ......................................................                1,428,800                9,823,000
HomeBase, Inc.*+ .................................................................                2,049,400                8,069,512
Michaels Stores, Inc.* ...........................................................                1,260,700               37,190,650
Ross Stores, Inc. ................................................................                1,700,000               34,212,500
                                                                                                                        ------------
                                                                                                                        $126,399,637
                                                                                                                        ------------

FINANCIAL -- 11.5%
Comdisco, Inc. ...................................................................                  866,700             $ 16,738,144
Conseco, Inc. ....................................................................                1,316,000               25,415,250
Countrywide Credit Industries, Inc. ..............................................                  126,100                4,066,725
Foremost Corporation of America ..................................................                  126,100                3,026,400
Horace Mann Educators Corporation ................................................                  300,000                7,743,750
Westcorp .........................................................................                  247,100                3,691,056
                                                                                                                        ------------
                                                                                                                        $ 60,681,325
                                                                                                                        ------------
CONSUMER DURABLES -- 8.1%
Champion Enterprises, Inc.* ......................................................                1,095,300             $  9,857,700
Coachmen Industries, Inc.+ .......................................................                  840,500               12,922,687
Flexsteel Industries, Inc. .......................................................                  134,500                1,815,750
Recoton Corporation*+ ............................................................                  630,400                4,255,200
Thor Industries, Inc. ............................................................                  555,000               14,152,500
                                                                                                                        ------------
                                                                                                                        $ 43,003,837
                                                                                                                        ------------

                                       6


                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999


                                                                                                  Shares or
                                                                                                  Principal
COMMON STOCKS--CONTINUED                                                                            Amount                  Value
----------------------------------------------------------------------------------               ----------            -------------
CONSUMER NON-DURABLES -- 4.6%
CPI Corp. ........................................................................                  296,900             $ 10,150,269
Rawlings Sporting Goods Company, Inc.* ...........................................                  189,100                1,760,994
Reebok International Ltd.* .......................................................                1,176,600               12,574,912
                                                                                                                        ------------
                                                                                                                        $ 24,486,175
                                                                                                                        ------------
ENERGY -- 3.6%
ENSCO International Incorporated .................................................                1,063,400             $ 19,207,662
                                                                                                                        ------------

BASIC MATERIALS -- 3.5%
International Aluminum Corporation ...............................................                  168,100             $  4,633,256
Oregon Steel Mills, Inc. .........................................................                  990,100               11,076,744
Rouge Industries, Inc. (Class "A") ...............................................                  420,300                3,099,712
                                                                                                                        ------------
                                                                                                                        $ 18,809,712
                                                                                                                        ------------

INDUSTRIAL PRODUCTS -- 2.0%
Belden Inc. ......................................................................                  504,300             $ 10,338,150
                                                                                                                        ------------

BUSINESS SERVICES & SUPPLIES -- 1.9%
Angelica Corporation+ ............................................................                  504,300             $  5,799,450
Manpower Inc. ....................................................................                  150,000                4,368,750
                                                                                                                        ------------
                                                                                                                        $ 10,168,200
                                                                                                                        ------------

DEFENSE -- 0.8%
DRS Technologies, Inc.* ..........................................................                  428,700             $  4,287,000
                                                                                                                        ------------

TOTAL COMMON STOCKS-- 93.1% (Cost $385,277,938) ..................................                                      $493,182,562
                                                                                                                        ------------

CONVERTIBLE SECURITY -- 0.5%
Worthington Industries, Inc.--7 1/4% 2000 (Cost $3,063,500) ......................             $  5,146,000             $  2,490,000
                                                                                                                        ------------

                                       7

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1999

                                                                                                Principal
                                                                                                 Amount                  Value
                                                                                                ---------             ------------
NON-CONVERTIBLE BONDS AND DEBENTURES -- 5.4%
Federal Home Loan Mortgage Corporation (IO)
 --7% 2020 .......................................................................             $  3,156,714           $    363,022
Trump Atlantic City Associates--11 1/4% 2006 .....................................                4,000,000              3,400,000
U.S. Treasury Inflation-Indexed Notes
 --3 3/8% 2007 ...................................................................               26,245,741             25,056,481
                                                                                                                      ------------
TOTAL NON-CONVERTIBLE BONDS
 AND DEBENTURES (Cost $29,666,595) ...............................................                                    $ 28,819,503
                                                                                                                      ------------
TOTAL INVESTMENT SECURITIES-- 99.0% (Cost $418,008,033) ..........................                                    $524,492,065
                                                                                                                      ------------
SHORT-TERM CORPORATE NOTES -- 1.1%
American Express Credit Corporation--5.26% 10/1/99 ...............................             $  4,372,000           $  4,372,000
American Express Credit Corporation--5.57% 10/1/99 ...............................                1,773,000              1,773,000
                                                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $6,145,000) ...................................                                    $  6,145,000
                                                                                                                      ------------
TOTAL INVESTMENTS-- 100.1% (Cost $424,153,033) ...................................                                    $530,637,065
Other assets and liabilities, net-- (0.1)% .......................................                                        (674,028)
                                                                                                                      ------------
TOTAL NET ASSETS-- 100% ..........................................................                                    $529,963,037
                                                                                                                      ------------
                                                                                                                      ------------

*    Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six-month period ended September 30, 1999.

                                                                   Purchases            Sales           Realized           Dividend
                                                                    at Cost            at Cost            Gain              Income
                                                                   -----------------------------------------------------------------
Angelica Corporation                                                   --                 --               --               $242,064
Coachmen Industries, Inc.                                              --                 --               --                 84,050
Exabyte Corporation                                                    --                 --               --                   --
Gymboree Corporation, The                                              --                 --               --                   --
HomeBase, Inc.                                                         --                 --               --                   --
Marshall Industries                                                $580,515               --               --                   --
Recoton Corporation                                                    --                 --               --                   --





See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $418,008,033) .......................................................... $524,492,065
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) .........................................................    6,145,000            $530,637,065
                                                                                                ------------
  Cash ........................................................................................                                   21
  Receivable for:
    Dividends and accrued interest ............................................................ $    898,237
    Capital Stock sold ........................................................................      135,165               1,033,402
                                                                                                ------------            ------------
                                                                                                                        $531,670,488

LIABILITIES
  Payable for:
    Capital Stock repurchased ................................................................. $    915,589
    Investment securities purchased ...........................................................      359,537
    Advisory fees and financial services ......................................................      341,903
    Accrued expenses and other liabilities ....................................................       90,422               1,707,451
                                                                                                ------------            ------------

NET ASSETS ....................................................................................                         $529,963,037
                                                                                                                        ------------
                                                                                                                        ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 16,409,306 shares .........................................                         $    164,093
  Additional Paid-in Capital ..................................................................                          376,976,972
  Undistributed net realized gain on investments ..............................................                           45,992,354
  Undistributed net investment income .........................................................                              345,586
  Unrealized appreciation of investments ......................................................                          106,484,032
                                                                                                                        ------------
NET ASSETS ....................................................................................                         $529,963,037
                                                                                                                        ------------
                                                                                                                        ------------

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding) .................................................                         $      32.30
                                                                                                                        ------------
                                                                                                                        ------------
  Maximum offering price per share
   (100/93.5 of per share net asset value) ....................................................                         $      34.55
                                                                                                                        ------------
                                                                                                                        ------------



See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 1999

INVESTMENT INCOME
    Dividends (including $326,114 from securities of affiliates) .....................                                  $  1,729,496
    Interest .........................................................................                                     1,369,591
                                                                                                                        ------------
                                                                                                                        $  3,099,087

EXPENSES
    Advisory fees ....................................................................           $  1,832,347
    Financial services ...............................................................                278,053
    Transfer agent fees and expenses .................................................                143,579
    Registration fees ................................................................                 24,879
    Custodian fees and expenses ......................................................                 23,025
    Insurance ........................................................................                 22,789
    Legal fees .......................................................................                 18,897
    Reports to shareholders ..........................................................                 17,000
    Directors' fees and expenses .....................................................                 15,929
    Audit fees .......................................................................                 14,575
    Postage ..........................................................................                 10,379
    Other expenses ...................................................................                  1,478              2,402,930
                                                                                                 ------------           ------------
            Net investment income ....................................................                                  $    696,157
                                                                                                                        ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) .....................           $ 67,533,174
    Cost of investment securities sold ...............................................             21,487,049
                                                                                                 ------------
        Net realized gain on investments .............................................                                  $ 46,046,125

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period ...................................           $104,375,959
    Unrealized appreciation at end of period .........................................            106,484,032
                                                                                                 ------------
        Increase in unrealized appreciation of investments ...........................                                     2,108,073
                                                                                                                        ------------

            Net realized and unrealized gain on investments ..........................                                  $ 48,154,198
                                                                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ....................................................................                                  $ 48,850,355
                                                                                                                        ------------
                                                                                                                        ------------



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                      Six Months Ended                         Year Ended
                                                                     September 30, 1999                      March 31, 1999
                                                             --------------------------------      --------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income ................................     $     696,157                         $   8,040,517
  Net realized gain on investments .....................        46,046,125                            22,184,394
  Increase (decrease) in unrealized
   appreciation of investments .........................         2,108,073                          (178,504,438)
  Net unrealized appreciation reclassified
   on investments redeemed in-kind .....................              --                              50,764,552
                                                             -------------                         -------------
Increase (decrease) in net assets
  resulting from operations ............................                        $  48,850,355                         $ (97,514,975)
Distributions to shareholders from:
  Net investment income ................................     $  (2,609,979)                        $  (8,475,386)
  Net realized capital gains ...........................       (13,539,462)       (16,149,441)       (67,364,919)       (75,840,305)
                                                             -------------                         -------------

Capital Stock transactions:
  Proceeds from Capital Stock sold .....................     $  21,502,984                         $ 112,648,442
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions .....................        13,993,741                            67,687,754
  Cost of Capital Stock repurchased ....................       (52,128,941)       (16,632,216)      (282,522,710)      (102,186,514)
                                                             -------------      -------------      -------------      -------------
Total increase (decrease) in net assets ................                        $  16,068,698                         $(275,541,794)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $2,259,408 and $2,694,277 .........................                          513,894,339                           789,436,133
                                                                                -------------                         -------------
End of period, including
  undistributed net investment income
  of $345,586 and $2,259,408 ...........................                        $ 529,963,037                         $ 513,894,339
                                                                                -------------                         -------------
                                                                                -------------                         -------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ...........................                              641,057                             3,365,864
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions ....................................                              391,324                             1,948,828
Shares of Capital Stock repurchased ....................                           (1,559,695)                           (8,989,993)
                                                                                -------------                         -------------
Increase (decrease) in Capital Stock outstanding .......                             (527,314)                           (3,675,301)
                                                                                -------------                         -------------
                                                                                -------------                         -------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS



SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH
PERIOD



                                                    Six
                                                  Months
                                                   Ended
                                                 September                                Year Ended March 31,
                                                    30,       --------------------------------------------------------------------
                                                   1999           1999           1998          1997          1996          1995
                                               -----------    -----------    -----------   -----------   -----------   -----------
Per share operating performance:
Net asset value at beginning of period .....   $     30.34    $     38.30    $     32.28   $     27.55   $     22.40   $     19.30
                                               -----------    -----------    -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income ....................   $      0.05    $      0.40    $      0.49   $      0.38   $      0.33   $      0.09
  Net realized and unrealized gain (loss) on
   investment securities ...................          2.90          (4.76)          8.74          6.98          7.63          3.62
                                               -----------    -----------    -----------   -----------   -----------   -----------
Total from investment operations ...........   $      2.95    $     (4.36)   $      9.23   $      7.36   $      7.96   $      3.71
                                               -----------    -----------    -----------   -----------   -----------   -----------
Less distributions:
  Dividends from net investment income .....   $     (0.16)   $     (0.40)   $     (0.47)  $     (0.37)  $     (0.26)  $     (0.08)
  Distributions from net realized
    capital gains ..........................         (0.83)         (3.20)         (2.74)        (2.26)        (2.55)        (0.53)
                                               -----------    -----------    -----------   -----------   -----------   -----------
  Total distributions ......................   $     (0.99)   $     (3.60)   $     (3.21)  $     (2.63)  $     (2.81)  $     (0.61)
                                               -----------    -----------    -----------   -----------   -----------   -----------
Net asset value at end of period ...........   $     32.30    $     30.34    $     38.30   $     32.28   $     27.55   $     22.40
                                               -----------    -----------    -----------   -----------   -----------   -----------
                                               -----------    -----------    -----------   -----------   -----------   -----------

Total investment return* ...................         9.41%       (12.45)%         30.10%        27.30%        36.84%        19.77%
Ratios/supplemental data:
Net assets at end of period (in $000's) ....       529,963        513,894        789,436       597,184       399,282       236,656
Ratio of expenses to average net assets ....         0.87%+         0.86%          0.83%         0.84%         0.87%         0.95%
Ratio of net investment income to
  average net assets .......................         0.25%+         1.20%          1.38%         1.27%         1.28%         0.48%
Portfolio turnover rate ....................           12%+           19%            24%           21%           21%           11%



* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 1999 is not annualized.

+ Annualized



See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $32,498,811 for the six months ended September 30, 1999. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1999 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 1999 for federal income tax purposes was $182,364,352 and $75,880,320, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 1999, the Fund paid aggregate fees of $15,584 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended September 30, 1999, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $6,213 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.